UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 9, 2011

PARK BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

____________________________

Delaware	000-20867	36-4082530
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)
5400 South Pulaski Road Chicago, IL		60632 (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (773) 582-8616

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 9, 2011, the Board of Directors of Park Bancorp, Inc. (the “Company”), the parent company of Park Federal Savings Bank, approved the voluntary delisting of the Company’s common stock from the NASDAQ Capital Market.  In connection therewith, the Company notified The NASDAQ Stock Market on December 12, 2011 of the Company’s intention to file a Form 25 with the Securities and Exchange Commission (“SEC”) on December 22, 2011. The Company anticipates that NASDAQ will suspend trading in the Company’s common stock on the date the Company’s Form 25 is filed with the SEC.  Accordingly, provided that the Company files its Form 25 on December 22, 2011 as expected, the last day its common stock will trade on NASDAQ will be December 21, 2011.  The delisting will become effective 10 days following the filing of the Form 25 with the SEC.

Because the Company’s common stock is currently held by less than 300 holders of record and is expected to remain held by less than 300 holders of record as of the end of the Company’s 2011 fiscal year, the Company expects to terminate the registration of its common stock under the Securities Exchange Act of 1934, as amended, by filing a Form 15 with the SEC in early January 2012.  Upon filing the Form 15 with the SEC, the obligations of the Company to file periodic reports, including Forms 10-K, 10-Q and 8-K, will be immediately suspended.

Attached as Exhibit 99.1 is a copy of the Company’s press release relating to these matters, which is incorporated herein by reference.

 Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit	Description of Exhibit
99.1	Press release dated December 12, 2011.

Forward-looking Statements

    Statements contained in this Form 8-K that are not historical facts may contain certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by the use of words such as “believe,” “expect,” “anticipate,” “intend,” “should,” “planned,” “estimated” and “potential,” or other similar terms. These forward-looking statements are based upon current management expectations and may, therefore, involve risks and uncertainties. The Company’s actual results, performance or achievements may differ materially from those suggested, expressed or implied by forward-

looking statements as a result of a wide variety or range of factors including, but not limited to the Company’s ability to realize anticipated costs savings from its delisting and deregistration; the ability to timely and effectively implement its delisting and deregistration plans; adverse effects on share price and liquidity following the Company’s delisting as well as more general business and financial risks, including the risks detailed from time to time in our filings with the SEC.  Any of the forward-looking statements that we make in this Form 8-K and in the other public statements we make may turn out to be wrong because of the inaccurate assumptions we might make, because of the factors illustrated above or because of other factors that we cannot foresee. Because of these and other uncertainties, our actual future results may be materially different from those expressed in any forward-looking statements made by or on behalf of the Company. Therefore, these factors should be considered in evaluating the forward-looking statements, and undue reliance should not be placed on such statements. The Company undertakes no responsibility to update or revise any forward-looking statements unless required to do so under the federal securities laws.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 12, 2011	PARK BANCORP, INC. By: /s/Victor E. Caputo ___ Victor E. Caputo Treasurer and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description of Exhibit
99.1	Press release dated December 12, 2011.